BRYN MAWR BANK CORPORATION INVESTOR DAY 2019 1

BMBC Investor Day Agenda i. Introduction of BMT Leaders ii. Strategic Overview iii. Commercial Banking / Q&A iv. Early Afternoon Break v. Credit Environment / Q&A vi. BMT Wealth Management / Q&A vii. Technology Strategy / Q&A viii. Mid-Afternoon Break ix. Financials: Tying it all together x. Closing Remarks xi. Cocktails & Networking 2

Forward Looking Statement The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Bryn Mawr Bank Corp. (the “Corporation") including, without limitation, plans, strategies, goals and assumptions, and statements about the Corporation’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, stockholder value creation, tax rates and the impact of acquisitions we have made or may make. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Corporation. There can be no assurance that future developments affecting the Corporation will be the same as those anticipated by management. The Corporation cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market and monetary fluctuations; the effect of acquisitions we may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; the effectiveness of our risk management framework and quantitative models; changes in the level of our nonperforming assets and charge-offs; uncertainty regarding the future of LIBOR; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time- to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the Current Expected Credit Loss (“CECL”) model, which will change how we estimate credit losses and may increase the required level of our allowance for credit losses after adoption on January 1, 2020; possible other-than-temporary impairments of securities held by us; the impact of current governmental efforts to restructure the U.S. financial regulatory system, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; changes in consumer spending, borrowing and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; our ability to attract deposits and other sources of liquidity; the possibility that we may reduce or discontinue the payments of dividends on common stock; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national or global level; unanticipated regulatory or legal proceedings; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Corporation’s 2018 Annual Report on Form 10-K filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). The Corporation undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Member FDIC. Equal Housing Lender. Securities, insurance, foreign exchange, and derivatives products are not a deposit, not FDIC insured, not bank guaranteed, not insured by any federal government agency, and may lose value. Statement on Non-GAAP Measures: The Corporation believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor’s proper understanding of the results of operations and financial condition of the Corporation. Management uses non-GAAP financial measures in its analysis of the Corporation’s performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 3

Strategic Overview

Located between the Boston-Washington corridor. The largest mega-region globally by economic output at $3.65 trillion. 5 Source: Visual Capitalist, 2018 data

Differentiating through One BMT One BMT is built upon a holistic approach to serving our clients by delivering advice and solutions that meet their financial needs. “One” team of uniquely qualified professionals serving “One” client at a time and delivering a full compliment of competitive products and services. BMT differentiates its services from its competitors based on the following: ― Personalized advice and solutions driven approach ― Achieving a consistent level of customer service ― Comprehensive product offering ― Competitive rates and fees ― Superior relationship management We expect every employee to operate under the principal of ONE Company, working as ONE team, serving clients ONE at a time. 6

Key Strategic Initiatives BMT believes there are four key strategic initiatives that span the company, and when executed, enable us to successfully achieve our vision: Communication Cultural Evolution Enhancement Operational & Risk Management Technological Maturation Transformation 7

Investment in Talent

BMT
BRYN MAWR TRUST

2015

Lori Goldman
SVP, General Counsel

Mike Harrington
EVP, Chief Financial Officer

Keith McCutcheon
SVP, Treasurer

Tina McDonald
SVP, Director of Marketing

2016

Mike LaPlante
SVP, Chief Accounting Officer

Elizabeth Walsh
SVP, Princeton Wealth Director

2017

Patrick Killeen
EVP, Chief Risk Officer

Kevin Tylus
President BMT Banking

2018

Jennifer Dempsey Fox
President BMT Wealth

Chris McGill
Market President, Phila. & Southern NJ

Michael Thompson
SVP & CFO, BMT Banking

Joe DiMaio
SVP, Relationship Manager BMT Wealth

Mark Bradford
SVP, Wealth Management Director

Marc Jenkins
SVP & CFO, BMT Wealth

Sam Weller
SVP, Director Capital Markets

2019

Adam Bonanno
Chief Technology Officer

Emanuel Ball
SVP, Director of Facilities

Kim Trubiano
President BMT Ins. Advisors

Liam Brickley
SVP, Chief Credit Officer

Elizabeth Wagner
SVP, Director of Institutional Wealth Management

Linda Sanchez
SVP, Chief Human Resources Officer

Joanne Shallcross
SVP, Special Needs RM

Mark Henderson
SVP, Director Capital Markets

Jim Donovan
SVP, Head C&I Banking

Kathryn Bittner
SVP, Sales Strategy & Development Manager

John Bonvetti
SVP, Sr. Investment Advisor

2020

Jeff Mills
SVP & CIO, BMT Wealth

8

Banking

Banking Initiatives and Strategic Focus ▪ Project 60/40: Next strategic phase of balancing CRE and C&I ▪ Expand C&I concertation over next five years ▪ Leverage Correspondent Banking capabilities to support growth 80% 73% 70% 60% 60% 50% 40% 40% 30% 20% 27% 10% 0% C+I CRE ▪ Dynamic and improved talent recruiting ▪ Alignment of company-wide incentives through One BMT ▪ Expanded geographic reach through cross-functional locations in Hershey and Princeton, for example 10

Market Opportunities Dauphin County Businesses: 15k+ Target Businesses*: 1.6k+ Nonprofits: 700+ Mercer County Businesses: 32k+ Target Businesses*: 3.9k+ Nonprofits: 1.4k+ Philadelphia MSA Philadelphia MSA Businesses: 270k+ Target Businesses*: 39k+ Nonprofits: 10k+ 11 *$3-$20 million in annual revenue Source: S&P Global

C&I Opportunities in Key Segments ▪ Targeting professional, wholesale and manufacturing C&I Utilities, 3% Other, 14% Professional, 3% Real Estate, 28% Wholesale Trade, 3% Manufacturing, 5% Healthcare, 14% Educational Services, 9% Finance & Insurance, 10% ▪ Investment in talent, focused on credit creation ▪ C&I Opportunities lead to: ▪ Treasury management ▪ Small-ticket leasing ▪ Correspondent Banking 12 Source: Public Filings as of 9/30/2019

Funding Our Growth Deposit growth will be driven by… ▪ Capitalizing on opportunities from market consolidation Philly MSA: Consolidation creates Opportunity BMT has gone from 11th to 4th largest2 $ billion 2010 2019 Bank in terms of total deposits 1 Institutions 106 36% 68 1. PNC Total Deposits $64.4 21% $77.7 2. WSFS 3. UVSP Market Share 17% Flat 17% 4. BMTC Total Branches 1,028 28% 736 5. FULT ▪ Business banking (C&I) build-out is partially self-funded ▪ Continued penetration of wealth customer base ▪ Wealth sweep product has exceeded $300 million in deposits ▪ Improved digital channels ▪ Continued retail growth initiatives ▪ Leverage municipal opportunities as alternative to wholesale deposits 1Headquartered in PA, NJ or DE, with >$10 million in deposits 2Headquartered in PA, NJ or DE, with >$10 million in deposits and more than 1 branch 13 Source: S&P Global

Credit Management

Credit Management A track record of consistency Loan Growth $4,000 Acquired Royal 40% Acquired First Bancshares of $3,541 Keystone Acquired Pennsylvania, Inc. Financial, Inc. Continental Bank 30% $3,000 Holdings, Inc. First Bank of 20% Delaware loans $2,000 & deposits $ in $ millions 10% $1,000 $692 0% $0 -10% Total Loans Loan Growth ➢ Additionally, 10% annual organic loan growth since 2006 15 Source: Public Filings

Credit Management A track record of consistency NPLs / Total Loans Acquired First 4.00% Keystone Financial, Inc. 3.37% 3.00% 2.63% Acquired Continental Bank 2.00% Holdings, Inc. Acquired Royal Bancshares of Pennsylvania, Inc. First Bank of Delaware loans 0.87% 1.00% & deposits 0.94% 0.49% 0.75% 0.46% 0.54% 0.10% 0.00% BMTC Peer Average Banks $3-$7B Disciplined, consistent credit culture through both organic growth and acquisitions 16 Source: S&P Global

Loan Portfolio Composition Actively Managing Portfolio Concentrations Construction, 6% Other, 6% 1-4 Family, 27% Multifamily, 9% C&I, 12% Owner Non-Owner Occupied, 14% Occupied, 26% 17 Source: Public Filings as of 9/30/2019

Managing CRE Concentrations Call Report CRE Concentrations 400% 70% 60% 350% 314% 50% 300% 40% 264% 42% CREConcentration 250% 30% ConstructionConcentration 30% 200% 20% CRE CRE Reg Guidance Construction ▪ Conscious decision since 2018 to lower construction exposure given current market conditions and risk appetite ▪ Focused on growing non-CRE categories and managing concentrations 18 Source: Public Filings

Wealth Management

Promise, Purpose & Priorities BMT: Your connection to a life fulfilled At BMT we connect clients to their purpose and promise. To achieve this: ▪ We lead with collaborative advice and planning ▪ We activate the best in every relationship ▪ We focus our attention, abilities and resources by connecting you to a life (mission, promise, purpose) fulfilled PRIORITIES Client Experience Employee Experience Business Results ✓ Enhance personal client ✓ Organize full wealth management ✓ Enhanced sales culture to drive service offering team to drive growth organic growth ✓ Create institutional asset ✓ Talent management ✓ Accelerated growth through management focus ✓ Leverage technology strategic hires ✓ Leverage marketing and ✓ Growth through targeted technology acquisitions 20

Why BMT Wealth Management? ▪ Capabilities and professional depth of a large enterprise ▪ Wealth advisory/planning – Comprehensive, dynamic planning ▪ Investments – Disciplined approach has provided strong, risk-adjusted returns over decades of market cycles ▪ Fiduciary – 130 years of corporate fiduciary leadership ▪ Private Banking– Sophisticated solutions for high-net-worth clients ▪ BMT Insurance Advisors – helping clients manage their risk ▪ Responsiveness of a community organization ▪ Local management and decision making ▪ Dedicated advisory team for every client relationship ▪ Multi-generational client care and stewardship ▪ Communications at level and frequency desired by every client ▪ Uniquely aligned with the interests of our clients ▪ Independent investment decisions ▪ Transparent fee structure ▪ Client-centric 21

BMT Delaware: The Delaware Advantage Delaware Advantage: Provide wealth management strategies by utilizing the range of legal and business advantages which are part of Delaware’s exceptional trust and tax environment. ▪ Tax advantages for wealth protection and wealth transfer ▪ A world-renowned legal system with specialized expertise in fiduciary and corporate matters ▪ Flexibility of investment strategy and execution ▪ Favorable rules pertaining to dynasty, directed trusts and domestic partnership ▪ Laws sensitive to clients’ need for confidentiality Why Choose BMT Delaware? ▪ Nationally positioned ▪ 2017 Tax Cuts & Jobs Act heightened awareness around tax planning opportunities, particularly for residents in high-tax states such as: CA, NY, NJ, CT, MA ▪ One BMT Strategy ▪ Extensive track record and history ▪ Access to other platform services 22

A Premier Wealth Management Brand A Premier Wealth Management Brand in the Region: ▪ Voted among “Best in Trust Administration” by The Legal Intelligencer for six consecutive years (2013-2018) ▪ In 2018, voted among “Best in Private Banks,” “Best in Wealth Management,” and “Best in Attorney Escrow Services” ▪ Ranked among the top money managers in the Philadelphia region by assets under management in the Philadelphia Business Journal’s 2018 List of Money Managers 2019 Accomplishments Toward Taking BMT Wealth to the Next Level Business Growth Client & Team Member Experience ✓ Enhanced Sales Culture ✓ eMoney Financial Planning ✓ Sales training – Legacy Companies ✓ Client Segmentation ✓ Disciplined Sales Process ✓ Asset Allocation ✓ OneBMT ✓ Tools & Technology ✓ Strategic Hires ✓ Philanthropic Segment ✓ Efficiency 23

Technology Strategy

Technology Strategy AGILITY LOYALTY EFFICIENCY Latest Features Economies CLOUD Mobile Native of Elasticity FOUNDATIONS Scale High Performance Easy Consistent DIGITAL repeatable Pivot on demand INTEGRATION Simple processes PLATFORM Fast & controls Actionable Measurable Repeatable INSIGHT & Advice Outcomes Results AUTOMATION 25

Financial Outlook

Financial Recap – Q3 and YTD 2019 RECAP 3rd Quarter Year-to-date Comments Core EPS Growth* 3.85% -12.26% Investments in core business beginning to pay dividends Net Interest Margin 3.54% 3.61% Selective funding strategies to defend the margin Core ROAA* 1.36% 1.33% Profitable growth enables investing in business while maintaining strong Core ROATCE* 17.35% 17.19% and stable performance metrics Efficiency Ratio 60.19% 60.23% Nearing expense and revenue growth inflexion point Loan Growth (annualized) 0.68% 4.43% New opportunities partially offset by higher payoffs Diverse Revenue Stream ($000) 3,800 110% 70,000 3,698 105% 60,000 3,600 12% 9% 8% 9% 10% 8% 4% 10% 2% 4% 4% 100% 50,000 1% 1% 3% 97% 3,541 8% 22% 21% 22% 1% 21% 22% 22% 23% 40,000 3,400 95% 25% 3,374 96% $ in $ billions 30,000 90% 3,286 3,200 20,000 66% 68% 66% 65% 67% 64% 66% 85% 66% 10,000 3,000 80% - 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 Total Loans Total Deposits Loan-to-Deposit Ratio Net Interest Income Wealth & Ins. Correspondent Banking Other 27 Source: Public Filings *Reconciliation of Non-GAAP figures can be found in the appendix of this presentation

Enhancing Wealth Revenue Profile Wealth AUM Segments $15,610 $18,000 3% $12,969 3% 3% $15,000 3% 59% 3% 3% 3% 3% 57% 5% 5% 5% 5% $12,000 5% 5% 55% 5% 5% 52% 51% 54% $9,000 48% 51% 51% 51% 51% 45% $ in $ millions $6,000 43% 41% $3,000 43% 41% 41% 41% 41% 40% 41% 39% $0 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 Legacy Wealth BMT Delaware Lau Associates Bryn Mawr Asset Mgmt % Market Value Assets % Fixed Fee Assets Gradual increase in fixed based assets and fees limits exposure to market volatility Return on AUM (annualized) 0.60% 0.45% 0.30% 0.15% 0.00% 4Q17 4Q18 1Q19 2Q19 3Q19 Market Value Assets Fixed Fee Assets Total 28 Source: Public Filings as of 9/30/2019

Financial Outlook – Strategy Drives Economics1 2020 Targets Assumptions Net Interest Margin* 3.40-3.50% Modest pressure on net interest margin due to rate environment Growth highlighted by continued momentum 4.0-6.0% Noninterest Income Growth in wealth management & correspondent banking Expansion of CRE and C&I teams; maintain loan-to-deposit 5.0-7.0% Loan Growth ratio ~100% Longer-term goals Assumptions ▪ Achieve mid-to-high single digit annual core EPS ▪ One rate cut in April 2020 and little change in growth long-term rates ▪ Maintain core ROAA and ROATCE ratios higher than ▪ Underlying regional economics remain stable, our peer averages with positive growth ▪ Manage efficiency ratio below 60% while continuing ▪ Competition remains intense in all aspects of to invest in core business our business Excludes M&A and capital management activities 1 The 2020 targets, related comments and long-term goals constitute forward-looking statements and are based on Management’s current expectations and beliefs. There can be no guarantee as to whatever and to what extent these targets and goals will be achieved. The Corporation undertakes no obligation to revise 29 or release any revision or update to these forward-looking statements *includes purchase accounting adjustments

Closing Remarks

Corporate Social Responsibility Education Health & Wellness A solid education is one of the greatest assets anyone can have, and we at Our BMT Men’s & Women’s Health Initiatives bring our employees BMT believe one of the most impactful ways we can give back is by aiding together in unique ways to spotlight issues which affect many throughout schools and educational organizations in a variety of ways. our communities. Diversity & Inclusion Volunteerism BMT is committed to helping as many organizations as possible, and we We can make our communities stronger by making sure everyone has a have made it easier for our employees to give their valuable time to more seat at the table. organizations. Financial Empowerment Green Initiatives Being responsible with our resources does not focus solely on solid BMT is committed to empowering people to reach for their dreams financial management; it also means being responsible with our natural without being confined by income, credit score, or past mistakes. resources and our environmental impact. 31

Appendix

Statement on Non-GAAP Measures Statement on Non-GAAP Measures: The Corporation believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor’s proper understanding of the results of operations and financial condition of the Corporation. Managements use non-GAAP measures should not be viewed as a substitute for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measure that may be presented by other companies. 33

Non-GAAP Reconciliation As of or For the Three Months Ended As of or For the Nine Months Ended September 30, June 30, September 30, September 30, 2019 2019 2019 2018 Reconciliation of Net Income to Net Income (core): Net income attributable to BMBC (a GAAP measure) $ 16,360 $ 15,785 $ 42,822 $ 46,656 Less: Tax-effected non-core noninterest income: Gain on sale of investment securities available for sale - - - (6) Add: Tax-effected non-core noninterest expense items: Due diligence, merger-related and merger integration expenses - - - 6,131 Voluntary years of service incentive program expenses - - 3,553 - Add: Federal income tax expense related to re-measurement of net deferred tax asset due to tax reform legislation - - - 672 Net income (core) (a non-GAAP measure) $ 16,360 $ 15,785 $ 46,375 $ 53,453 Calculation of Basic and Diluted Earnings per Common Share (core): Weighted average common shares outstanding 20,132,117 20,144,651 20,148,289 20,237,757 Dilutive common shares 76,513 99,758 88,042 206,318 Weighted average diluted shares 20,208,630 20,244,409 20,236,331 20,444,075 Basic earnings per common share (core) (a non-GAAP measure) $ 0.81 $ 0.78 $ 2.30 $ 2.64 Diluted earnings per common share (core) (a non-GAAP measure) $ 0.81 $ 0.78 $ 2.29 $ 2.61 34

Non-GAAP Reconciliation As of or For the Three As of or For the Nine Months Ended Months Ended September 30, September 30, 2019 2019 Calculation of Return on Average Tangible Equity: Net income attributable to BMBC (a GAAP measure) $ 16,360 $ 42,822 Add: Tax-effected amortization and impairment of intangible assets 754 2,250 Net tangible income (numerator) $ 17,114 $ 45,072 Average shareholders' equity $ 595,311 $ 583,039 Less: Average Noncontrolling interest 693 689 Less: Average goodwill and intangible assets (204,637) (205,641) Net average tangible equity (denominator) $ 391,367 $ 378,087 Return on tangible equity (a non-GAAP measure) 17.35% 15.94% Calculation of Return on Average Tangible Equity (core): Net income (core) (a non-GAAP measure) $ 16,360 $ 46,375 Add: Tax-effected amortization and impairment of intangible assets 754 2,250 Net tangible income (core) (numerator) $ 17,114 $ 48,625 Average shareholders' equity $ 595,311 $ 583,039 Less: Average Noncontrolling interest 693 689 Less: Average goodwill and intangible assets (204,637) (205,641) Net average tangible equity (denominator) $ 391,367 $ 378,087 Return on tangible equity (core) (a non-GAAP measure) 17.35% 17.19% Calculation of Return on Average Assets (core) Return on average assets (GAAP) 1.36% 1.23% Effect of adjustment to GAAP net income to core net income 0.00% 0.10% Return on average assets (core) 1.36% 1.33% 35

2019 Peer Group Bryn Mawr Bank Corporation's peer group consists of the following: 1st Source Corporation (SRCE), Boston Private Financial Holdings, Inc. (BPFH), Camden National Corporation (CAC), Community Trust Bancorp, Inc. (CTBI), FB Financial Corporation (FBK), First Busey Corporation (BUSE), First Commonwealth Financial Corporation (FCF), First Mid Bancshares, Inc. (FMBH), Horizon Bancorp, Inc. (HBNC), Midland States Bancorp, Inc. (MSBI), Park National Corporation (PRK), Peapack-Gladstone Financial Corporation (PGC), Peoples Bancorp Inc. (PEBO), Stock Yards Bancorp, Inc. (SYBT), Tompkins Financial Corporation (TMP), Univest Financial Corporation (UVSP), Washington Trust Bancorp, Inc. (WASH), WSFS Financial Corporation (WSFS) http://www.snl.com/IRW/Peer/100154 36

Bios FRANK LETO Mr. Leto has served as the President of the Bank and the Corporation since May 1, 2014, and as Chief Executive Officer since January 1, 2015. Mr. Leto joined the Bank in 2002 as a Director and served as the Bank’s Lead Director from 2006 and 2009. In 2009 he joined the Bank as Executive Vice President and head of the Wealth Management Division. He progressed to General Counsel and Chief Operating Officer before being appointed to his current roles. Before joining the Bank, Mr. Leto gained many years of experience as an attorney in matters relating to business, real estate, corporate and estate planning, and business development. His charitable work includes board positions with The Bryn Mawr Hospital Foundation, Pennsylvania Academy of the Fine Arts, and Pennsylvania Association of Community Bankers . Mr. Leto earned a bachelor’s degree in political science from St. Joseph’s University and a J.D. cum laude from The Delaware Law School of Widener University. ADAM BONANNO Adam joined BMT in January 2019 as Senior Vice President and Chief Technology Officer. He is responsible for BMT’s technology strategy, operations, and security and business plans. He manages all technology investments, projects, and related resources. He has 19 years of experience leading technology transformation across all aspects of IT management including software development, systems integration, cybersecurity, governance, data sciences, and predictive analytics. Most recently Mr. Bonanno was Chief Data Officer and the Innovation & Optimization Services Senior Vice President at BB&T. Previously he was the Chief Information Officer and CTO at Susquehanna Bancshares, Inc. Prior to working in the banking industry, he worked in the aerospace and defense industry for Vencore, now Perspecta, as their Chief Information Security Officer and for Lockheed Martin in systems architecture and information security leadership roles. Adam earned a Master of Science in Computer Science from Rensselaer Polytechnic Institute and a Bachelor of Science, also in computer science, from Millersville University. He earned his CIO Leadership certificate from the MIT Sloan School of Management. He is a Certified Information Systems Security Professional (CISSP) and an Information Systems Security Architecture Professional (ISSAP). LIAM BRICKLEY Mr. Brickley has 36 years’ experience in banking with expertise in oversight and administration of commercial and industrial credit, asset-based lending, commercial real estate and risk management. He has worked for several financial institutions including Citizens Bank, N.A. and Wells Fargo. He served most recently as Senior Vice President and Regional Credit Executive with Key Bank, N.A, formerly First Niagara Bank, N.A. He is a graduate of Saint Joseph’s University with a bachelor’s degree in business administration and received his MBA from Drexel University. Active in the community, Mr. Brickley has served and volunteered with The Risk Management Association, Philadelphia Chapter, and the Juvenile Diabetes Research Foundation International, Philadelphia Regional Chapter. 37

Bios JENNIFER DEMPSEY FOX Jen Fox is President of Bryn Mawr Trust Wealth Management. She has more than 23 years of experience in wealth management, working and leading teams focused on developing and delivering financial solutions for high net worth individuals, families, and institutions. With strategic thought leadership and an eye on efficient business execution, Jen oversees the BMT teams responsible for ensuring clients receive the financial planning, investment management, fiduciary, custody, brokerage, private banking, insurance and risk management, and tax services they require to effectively plan and achieve their financial goals. Jen joined BMT in 2017 from PNC Asset Management Group, where she was Executive Vice President and Chief Wealth Strategist. She also has held positions with J.P. Morgan Private Wealth Management, the Aresty Institute of Executive Education at The Wharton School of the University of Pennsylvania, Wachovia Bank, and Deloitte. Jen is a Certified Financial Planner™ professional. She received her B.S. in Accountancy from Villanova University, J.D. from Temple University Beasley School of Law, and an MBA from the Fox School of Business at Temple University. Active in the community, she is a member of the Philadelphia Estate Planning Council and the Forum of Executive Women, and has served on the board of The Union League of Philadelphia. She was named one of “The 50 Most Influential Women in Private Wealth” in 2015 by Private Asset Management magazine. LORI GOLDMAN Ms. Goldman joined the Bank in 2015 as Senior Vice President and General Counsel. She serves as the Corporate Secretary of the Corporation and the Bank. Prior to joining the Bank, Ms. Goldman was a corporate attorney at Kaye Scholer, LLP in New York, NY, and Stradley Ronon in Philadelphia, Pa., where she focused on mergers and acquisitions, securities, and corporate governance. Ms. Goldman is a graduate of Cornell Law School and Boston University. MIKE HARRINGTON Mr. Harrington was employed by the Bank in 2015 as Executive Vice President and Chief Financial Officer after three years with Susquehanna Bancshares in the role of Chief Financial Officer and Treasurer. Prior, Mr. Harrington spent over 10 years with First Niagara Financial Group in several positions during his tenure, including Treasurer, Chief Investment Officer and Chief Financial Officer. Mr. Harrington is a graduate of Bloomsburg University with a degree in Finance and earned an MBA from St. Joseph’s University. 38

Bios PATRICK KILLEEN Mr. Killeen joined Bryn Mawr Trust in 2017 as Executive Vice President and Chief Risk Officer. He has more than 25 years experience in compliance, risk assessment, governance, regulatory, and operational roles at banks and financial services businesses. Prior, Mr. Killeen served as Director of Enterprise Risk Management with Bank of the Ozarks. He has served in the capacity of Head of Enterprise Risk Management Operations with Susquehanna Bancshares, Inc., and as Director of Enterprise Risk Management and then Audit Director at First Niagara Bank, N.A. Mr. Killeen earned a Bachelor of Science from Drexel University and holds the following professional designations: Certified Internal Auditor (CIA), Certified Information Systems Auditor (CISA), Certified in Risk Management Assurance, Certified in Control Self-Assessment (CCSA), and Certified Financial Services Auditor (CFSA). LINDA SANCHEZ Linda Sanchez joined BMT in March 2019 as Senior Vice President and Chief Human Resources Officer. She is responsible for Human Resources strategic planning, including leadership development; employee training and engagement; inclusion and diversity; organizational development, culture, and change management; compensation and benefits; and leadership and oversight for talent acquisition. She developed a great depth of experience in Human Resources, particularly with large financial services firms, including over six years as the Executive Vice President of Human Resources and Chief Administrative Officer of Berkadia Commercial Mortgage, LLC, and over fourteen years in similar positions at Capmark Financial Group and its predecessor GMAC Commercial Mortgage. Ms. Sanchez is entrepreneurial by nature; launched and sold a successful small business. Linda holds a Bachelor of Science degree in Human Development and Family Studies from Pennsylvania State University, as well as a certificate from Harvard Business School for successful completion of their Leadership Direct Program. She holds a SHRM-SCP designation (Society for Human Resource Management – Senior Certified Professional), participates in the Southeastern Pennsylvania SHRM chapter, is a member of PSPS (Pennsylvania Society of People and Strategy), and is a founding member of the CHRO Alliance (Chief Human Resource Officer Alliance). KEVIN TYLUS Kevin Tylus is President of Bryn Mawr Trust’s Banking Division. He also serves on the Board of Directors of Bryn Mawr Trust and is a member of the Risk Management and Wealth committees. He has extensive leadership experience in the financial services industry. Before joining BMT in 2017, Kevin was President and Chief Executive Officer of Royal Bank America. Earlier in his career, he served as a Regional President and the Commercial Banking Head for PNC in New Jersey, following PNC’s acquisition of Yardville National Bank, where he was an independent director prior to becoming its President. He has held executive positions with Prudential and Cigna, and he was a management consulting partner with Deloitte and its predecessor firm Touche Ross. Kevin is a recipient of the Philadelphia Business Journal’s award for “Most Admired CEO” in the greater Philadelphia region. Active with many business and community boards and organizations, he served as co-chair of the Governor’s September 11, 2001 tenth anniversary committee and is a past Board chair of The Hun School of Princeton. Kevin earned a bachelor’s degree in Business Administration from Gettysburg College, where he currently serves as a Trustee, and an MBA in Finance from LaSalle College. He has been a lecturer at The Wharton School and Princeton University’s undergraduate economics program. 39